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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 15, 2007

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

        NEW YORK                        0-10592                  14-1630287
State or Other Jurisdiction of     Commission File No.        I.R.S. Employer
Incorporation or Organization                                  Identification
                                                                   Number


                  5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                    (Address of principal executive offices)

                                 (518) 377-3311
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|      Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))

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TrustCo Bank Corp NY


Item 8.01.       Other Events

                 Press release was issued on May 15, 2007 announcing results of the Annual Meeting held May 14, 2007 and declaring a quarterly cash dividend of $0.16 per share, payable July 2, 2007, to the shareholders of record at the close of business on June 8, 2007. Attached is a copy of the press release labeled as
                 Exhibit 99(a).




Item 9.01        Financial Statement and Exhibits

                 (c) Exhibits

                 Reg S-K Exhibit No.                Description
                          99(a)                     Press release was issued on
                                                    May 15, 2007 announcing
                                                    results of the Annual
                                                    Meeting held May 14, 2007
                                                    and declaring a quarterly
                                                    cash dividend of $0.16 per
                                                    share, payable July 2,
                                                    2007, to the shareholders
                                                    of record at the close of
                                                    business on June 8, 2007.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 15, 2007

                                          TrustCo Bank Corp NY
                                          (Registrant)


                                          By:/s/ Robert T. Cushing
                                             -------------------------
                                             Robert T. Cushing
                                             Executive Vice President and Chief
                                             Financial Officer



















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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                    Page
------------------         ------------------------------              --------
    99(a)                  Press release was issued on May 15, 2007        5-6
                           announcing results of the Annual Meeting held May 14, 2007 and declaring a quarterly cash dividend of $0.16 per share, payable July 2, 2007, to the shareholders of record at the close of business on June 8, 2007.




















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                                                    Exhibit 99(a)
TRUSTCO
Bank Corp NY                                         News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                           NASDAQ - TRST

Contact:          Kevin T. Timmons
                  Vice President/Treasurer
                  518-381-3607

FOR IMMEDIATE RELEASE:

                    TRUSTCO BANK CORP NY ANNOUNCES RESULTS OF
                    ANNUAL MEETING AND DECLARES CASH DIVIDEND

Glenville, New York, May 15, 2007 - On May 14, 2007, the shareholders of TrustCo Bank Corp NY elected two members to the Board of Directors at the Company's Annual Meeting. Directors Joseph A. Lucarelli and Robert A. McCormick were elected to three-year terms, each by an overwhelming majority of the shareholders.

KPMG LLP's appointment as independent auditors for the Company for 2007 was also ratified.

Today the Board of Directors of TrustCo Bank Corp NY declared a common stock cash dividend of $0.16 per share, payable July 2, 2007, to the shareholders of record at the close of business on June 8, 2007.

TrustCo is a $3.2 billion bank holding company and through its subsidiary, Trustco Bank, operates 98 offices in New York, New Jersey, Vermont, Massachusetts, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on The NASDAQ Global Select Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among




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others, in some cases have affected and in the future could affect TrustCo's actual results, and could cause TrustCo's actual financial performance to differ materially from that expressed in any forward-looking statement:
(1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in local market area and general business and economic trends. The foregoing list should not be construed as exhaustive, and the Company disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.


                                    # # #



















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